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                                                                    EXHIBIT 24.1

         POWERS OF ATTORNEY OF URS CORPORATION'S DIRECTORS AND OFFICERS

         Each person whose signature appears below hereby constitutes and appoints any one of MARTIN M. KOFFEL and KENT P. AINSWORTH, each with full power to act without the other, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for fiscal year ended October 31, 2003 of URS Corporation, and any or all amendments thereto, and to file the same with all the exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in connection therewith, as fully to all extents and purposes as he or she might or could do in person, thereby ratifying and confirming all that such attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

This Power of Attorney may be executed in separate counterparts.

Dated: January 22, 2004

/s/ Richard C. Blum                           /s/ Martin M. Koffel
-----------------------------                 --------------------------------
Richard C. Blum                               Martin M. Koffel
Director                                      Director

 /s/ Armen Der Marderosian                     /s/ Richard B. Madden
-----------------------------                 --------------------------------
Armen Der Marderosian                         Richard B. Madden
Director                                      Director

 /s/ Joseph W. Ralston                        /s/ George R. Melton
-----------------------------------           --------------------------------
Joseph W. Ralston                             George R. Melton
Director                                      Director

 /s/ Marie L. Knowles                         /s/ Mickey P. Foret
-------------------------------               --------------------------------
Marie L. Knowles                              Mickey P. Foret
Director                                      Director

 /s/ Irwin L. Rosenstein                      /s/ William D. Walsh
-------------------------------               --------------------------------
Irwin L. Rosenstein                           William D. Walsh
Director                                      Director

/s/ John D. Roach
-------------------------------
John D. Roach
Director